                                                                 Exhibit 99.B24.


                                  POWER OF ATTORNEY



               The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Global Income Fund.



                     Signature            Title            Date


          /s/ David W. Belin              Trustee          January 20, 1998
          ----------------------

                                  POWER OF ATTORNEY



               The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Global Income Fund.



                    Signature            Title          Date


          /s/ Lewis A. Burnham           Trustee        January 20, 1998
          ----------------------

                                  POWER OF ATTORNEY



               The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Global Income Fund.



                      Signature            Title         Date


          /s/ Donald L. Dunaway            Trustee       January 20, 1998
          ----------------------

                                  POWER OF ATTORNEY



               The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Global Income Fund.



                  Signature               Title          Date

          /s/ Robert B. Hoffman           Trustee        January 20, 1998
          ----------------------

                                  POWER OF ATTORNEY



               The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Global Income Fund.



                      Signature           Title            Date


          /s/ Donald R. Jones             Trustee          January 20, 1998
          ----------------------

                                  POWER OF ATTORNEY



               The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Global Income Fund.



                      Signature           Title            Date


          /s/ Shirley D. Peterson         Trustee          January 20, 1998
          -----------------------

                                  POWER OF ATTORNEY



               The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Global Income Fund.



                      Signature          Title           Date


          /s/ Daniel Pierce              Trustee         January 20, 1998
          ----------------------

                                  POWER OF ATTORNEY



               The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Global Income Fund.



                      Signature           Title          Date


          /s/ William P. Sommers          Trustee        January 20, 1998
          --------------------------

                                  POWER OF ATTORNEY



               The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Global Income Fund.



                      Signature           Title           Date


          /s/ Edmond D. Villani           Trustee         January 20, 1998
          ----------------------